Taxation	12 Months Ended
Jun. 30, 2023
Taxation [Abstract]
Taxation
Section 3.	Taxation

3.1.	Taxation

	06/30/2023	06/30/2022	06/30/2021
	$’000	$’000	$’000 [1]
Tax expense comprises:
Income tax
Current tax benefit / (expense)	-	-	-
Tax expense related to movements in deferred tax balances	-	-	-
Total tax (expense) / benefit	-	-	-
Numerical reconciliation between tax (expense) / benefit and pre-tax net result:
Loss before tax	(6,391)	(8,503)	(14,042)
Prima facie taxation benefit at 30%	(1,917)	(2,551)	(4,213)
Decrease / (increase) in income tax benefit due to:
Non-deductible expenses	1,337	964	822
Foreign exchange and other translation adjustments	(586)	(652)	943
Additional tax deductible expenditure	(166)	(131)	(54)
Unrecognised tax losses relating to current year	1,181	2,528	2,321
Adjustments for prior years	151	(158)	181
Income tax (expense) / benefit	-	-	-

No provision for income tax is considered necessary in respect of the Company for the year ended June 30, 2023. No recognition has been given to any future income tax benefit which may arise from operating losses not claimed for tax purposes.  The Group has estimated tax loss positions across the group as follows:

Deferred Tax
Deferred tax relates to the following:
	06/30/2023	06/30/2022
	$’000	$’000
Deferred tax relates to the following
Foreign exchange gain/loss	(1,238)	(652)
Losses available for offsetting against future taxable income	1,238	652
Net deferred tax asset	-	-

The Group has tax losses for which no deferred tax asset has been recognized on the Statement of Financial Position that amounted to $29.2 million (2022: $27.4m).

GDC: Can we lose this column? BCW did not go back and work up the STI in US$ for 2021.  Suggests it would be easiest to lose this column, as it is not a simple translation exercise.
	Jurisdiction 06/30/2023
	Australia	USA	Canada
	AUD$'000	US$'000	CAD$'000
Non-recognized tax losses - revenue
Balance at the beginning of the period	21,144	11,830	219
Movement during the period	(944)	3,725	37
Balance at the end of the period	20,200	15,555	256

	AUD$'000	US$'000	CAD$'000
Non-recognized tax losses - capital
Balance at the beginning of the period	7,307	-	-
Movement during the period	-	-	-
Balance at the end of the period	7,307	-	-
Total revenue and capital losses not recognized	27,507	15,555	256

These amounts will only be obtained if:

•	the Company and Controlled Entities derive future assessable income of a nature and of an amount sufficient to enable the benefit from the deductions for the losses to be recognized,
•	the Company and Controlled Entities continue to comply with the conditions for deductibility imposed by the law, and
•
no changes in tax legislation adversely affect the Company and Controlled Entities in recognizing the benefit from the deductions for the losses, i.e. current tax legislation permits carried forward tax losses to be carried forward indefinitely.

The group has additional tax value embedded in the Rhyolite Ridge exploration asset. Future deductibility is expected against anticipated assessable income from the Project once in production.